UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2024

IO BIOTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41008	87-0909276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ole Maaløes Vej 3

DK-2200 Copenhagen N

Denmark

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +45 7070 2980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IOBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 30, 2024, the Company issued a press release (the “Press Release”) disclosing the outcome of the pre-planned interim analysis of overall response rate (ORR) in its pivotal Phase 3 trial (IOB-013/KN-D18) of its lead investigational therapeutic cancer vaccine, IO102-IO103, in combination with KEYTRUDA® (pembrolizumab), Merck’s anti-PD-1 therapy, as a first-line treatment for patients with unresectable or metastatic (advanced) melanoma.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On August 30, 2024, the Company announced that an Independent Data Monitoring Committee (“IDMC”) recommended continuation of the Company’s pivotal Phase 3 trial (IOB-013/KN-D18; NCT05155254) of its lead investigational therapeutic vaccine, IO102-IO103, following a per-protocol interim analysis. The trial is evaluating IO102-IO103 in combination with KEYTRUDA® (pembrolizumab), Merck’s anti-PD-1 therapy, as a first-line treatment for patients with unresectable or metastatic (advanced) melanoma. Based on their review of the safety and efficacy data, the IDMC recommended that the trial continue without modifications and noted that no new safety signals were observed. The primary endpoint of progression-free survival (PFS) is projected to be reached in the first half of 2025.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	IO Biotech, Inc. Press Release, dated as of August 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IO BIOTECH, INC.

Date: August 30, 2024	By:	/s/ Mai-Britt Zocca, Ph.D.
	Name:	Mai-Britt Zocca, Ph.D.
	Title:	Chief Executive Officer